
Santander

August 15, 2025

SANTANDER HOLDINGS USA, INC.

Second Quarter 2025

Fixed Income Investor Presentation

Important Information

This presentation of Santander Holdings USA, Inc. ("SHUSA") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as "may," "could," "should," "will," "believe," "expect," "anticipate," "estimate," "intend," "plan," "goal" or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA's filings with the Securities and Exchange Commission from time to time may cause SHUSA's performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA's forward-looking statements renders those statements incorrect, SHUSA's actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time.

In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles ("GAAP") and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA's subsidiaries include Santander Consumer USA Inc. ("SC"), Santander Bank, N.A. ("SBNA"), Banco Santander International ("BSI"), Santander Securities LLC ("SSLLC"), Santander US Capital Markets LLC ("SanCap"), as well as several other subsidiaries.

The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. ("Santander"), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

Index

1 At a glance

2 Results

3 Core Business Activities

4 Appendix



SHUSA

Our business model focuses on four core segments as we continue to leverage Santander's connectivity

Core Segments and Q2'25 Assets ($B)		
Consumer	Market-leading full spectrum auto lender and Consumer and Business Banking ("CBB")	$67
Commercial	Leading multifamily bank lender and proven servicer	$27
Corporate & Investment Banking ("CIB")	Global hub for capital markets and investment banking	$32
Wealth Management	Leading brand in LatAm for high-net-worth ("HNW") clients	$57[1]

Santander

SHUSA $172B Assets[5]

~10,700 employees

SHUSA is a wholly-owned subsidiary of Santander, one of the most respected banking groups in the world with approximately 175 million customers in Europe, Latin America and the U.S.

SHUSA's Main Subsidiaries



SC & Openbank operate in all 50 states

SBNA
Products include:
- $79B deposits
- C&I[3]
- CRE[4]
- Auto
- Openbank

SANCAP
- Fixed-income, real estate, and finance advisory

SC
- Leading auto loan originator and top ABS[2] issuer

BSI
- Manages wealth for HNW clients

Santander

1 | Represents assets and assets under management "AUM", which includes customer deposits, securities, loans and letters of credits
2 | Asset-backed securitization
3 | Commercial and industrial
4 | Commercial real estate
5 | Includes assets categorized as "other"

SHUSA Q2 2025 Results at a Glance

IMPROVED FINANCIAL METRICS	STABLE CREDIT	STRONG CAPITAL/LIQUIDITY
$1.5B NET INTEREST INCOME ("NII") Up 1.6% QoQ Up 5.6% YoY	**12.6%** 30-89 DAYS AUTO[1] DELINQUENCY Up 169bps QoQ Up 134bps YoY	**12.8%** COMMON EQUITY TIER 1 ("CET1")
$498M NET INCOME Up $132M QoQ Up $83M YoY	**0.5%** NCO RATE[2] Down 11bps QoQ Down 4bps YoY	**26.4%** TOTAL LOSS ABSORBING CAPACITY ("TLAC") RATIO
3.9% NET INTEREST MARGIN ("NIM") Up 2bps QoQ Flat YoY	**7.5%** ALLOWANCE RATIO Up 9bps QoQ Up 21bps YoY	**$80B** SHUSA DEPOSITS Up 1.1% QoQ Up 4.5% YoY

Santander

1 | Consumer auto only
2 | Total quarterly net charge-offs "NCOs" / average balance of financing receivables (Consumer + Commercial)

Index



Quarterly Profitability

PERFORMANCE HIGHLIGHTS

Revenue[1]

- Solid NII performance, continued focus on profitability over growth
- Strong growth in capital-light fee income in Consumer & Commercial and Wealth segments
- Offset by lower loan & lease balances


+2%
$1,969
$1,745
$1,906
$1,981
$2,012
2Q24
3Q24
4Q24
1Q25
2Q25

G&A Expenses[2]

- Cost-saving initiatives offset strategic investments in the buildout of CIB and expansion of Openbank capabilities


-2%
$1,123
$1,153
$1,193
$1,172
$1,104
2Q24
3Q24
4Q24
1Q25
2Q25

Credit

- Very strong credit performance driven by resilient consumer behavior & robust used car prices


-22%
$481
$431
$620
$426
$373
2Q24
3Q24
4Q24
1Q25
2Q25

Net Income

- Revenue growth coupled with disciplined cost focus and quality credit drives double-digit growth in net income YoY and QoQ


+20%
$415
$193
$126
$366
$498
2Q24
3Q24
4Q24
1Q25
2Q25

Santander

1 | Net of lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures
2| General, Administrative & Other "G&A" Excludes lease expense. Please refer to slide 28 for a detailed reconciliation of non-GAAP measures

Net Interest Income & Net Interest Margin

SHUSA NII ($M)



NII
$1,403
$1,458
$1,481
+6%
+2%
$3,505
Securities
$290
FF[1] sold & repos
$844
Interest-earning deposits
$209
Loans
$2,162
$2,102
$573
$45
$965
$499
$3,137
$331
$441
$245
$2,120
$1,679
$588
$40
$562
$489
$3,182
$358
$458
$270
$2,096
$1,701
$589
$33
$590
$489
Borrowings
Trading liabilities
FF[1] purchased & repos
Deposits
Int. Income
Int. Expense
Q2 2024
Q1 2025
Q2 2025
NIM
3.9%
3.9%
3.9%

NII & NIM Drivers

Strong QoQ and YoY performance of NII and NIM driven by:

- Decreased interest expense on lower loan balances reflecting focus on profitability over growth
- Improved auto loan yield as focus on pricing drives margin expansion
- Increased interest income on higher investment and cash balances
- Improved funding efficiency driven by organic growth in Openbank deposits

Santander

1 | Federal funds ("FF")

Non-Interest Income

Non-Interest Income ($M)

% Change		
	YoY	QoQ
Securities gains, net	(66%)	(45%)
Miscellaneous income, net	(5%)	+1%
Capital market revenue	+36%	+39%
Net lease income[1]	(39%)	(29%)
Consumer and commercial fees	+ 32%	+18%



(6%)
+2%
$566
$523
$531
$64
$179
$98
$129
$96
$40
$168
$96
$111
$108
$22
$170
$133
$79
$127
Q2 2024
Q1 2025
Q2 2025

Non-Interest Income Drivers

Non-interest income increased QoQ and decreased YoY driven by:

- Lower net lease income due to fewer active leased vehicle units (QoQ & YoY)
- YoY and QoQ decreases in CIB trading securities gains due to less favorable market conditions
- Offset by
  - YoY and QoQ growth in CIB Capital Market revenues
  - Growth in capital-light fee income driven by servicing for others in Auto, Multi-family servicing, and Wealth Management Fees

Santander

1 | Includes lease income net of lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures

General, Administrative, & Other Expenses[1]

Expenses ($M)

	% Change YoY	% Change QoQ
Other expense	(18%)	(13%)
Loan	+2%	+13%
Technology[2]	+9%	+4%
Occupancy and equipment	+8%	(7%)
Compensation and benefits	(5%)	(10%)



(2%)
(6%)
$1,123
$151
$84
$195
$159
$534
Q2 2024
$1,172
$143
$76
$204
$185
$564
Q1 2025
$1,104
$124
$86
$213
$172
$509
Q2 2025

Expense Drivers

Total General, Administrative ("G&A") and Other Expenses (excluding Lease Expense) decreased YoY and QoQ driven by:

- Transformation initiatives driving G&A cost savings
- Lower debt extinguishment costs delivering savings in "Other Expense"
- Partly offset by strategic IT investments in the build-out of our Openbank digital platform capabilities

Santander

1 | Excludes lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures
2 | Includes outside services and marketing

Credit Loss Expense

Total Allowance for Credit Loss ("ACL") ($M)

	Q2 2024	Q1 2025	Q2 2025
ALLL[1], beginning of period ("BOP")	$ 6,742	$ 6,562	$ 6,434
Credit loss expense	485	419	374
Net charge-offs	(511)	(547)	(451)
ALLL[1], end of period ("EOP")	6,718	6,434	6,357
Reserve for unfunded lending commitments, BOP	57	48	55
Credit loss (benefit) unfunded lending commitments, EOP	(4)	7	(1)
Reserve for unfunded lending commitments, EOP	53	55	54
Total ACL, EOP	$ 6,771	$ 6,489	$ 6,411

Net Charge-offs ($M)



-12%
$511
$594
$617
$547
$451
2Q24
3Q24
4Q24
1Q25
2Q25

Credit Loss/(Benefit) Expense[2] ($M)



-22%
$481
$431
$620
$426
$373
2Q24
3Q24
4Q24
1Q25
2Q25

Expense Drivers

Total expenses decreased QoQ and YoY driven by:

- Reduction in net charge-offs reflect resilient consumers prioritizing vehicle payments due to high cost of replacement even as delinquencies return to pre-pandemic levels
- Continued strength in used car pricing drives recoveries

Santander

1 | Allowance for loan and lease losses ("ALLL")
2 | Includes credit loss (benefit) on unfunded lending commitments

Q2 Balance Sheet Overview

Assets



Goodwill and Other Intangibles, 2%
Other Consumer Loans, 1%
Residential, 3%
CRE, 5%
Auto Loans, 25%
Multifamily, 6%
Auto Leases [1], 6%
$172B
C&I, 9%
Other Assets[2], 10%
Investments, 21%
Cash, 12%

Liabilities / Shareholder's Equity



Revolving Credit Facilities, 2%
Trading Liabilities, 2%
Savings, 5%
Interest-Bearing Demand ("IBD"), 7%
Other Liabilities[3], 17%
Noninterest-Bearing Demand ("NIBD"), 8%
$154B / $18B[4]
Money Market, 16%
Other Borrowings [5], 10%
Certificates of Deposit ("CDs"), 10%
Secured Structured Financings ("SSF"), 12%
Equity[4], 11%

Santander

1 | Operating leases
2 | Includes restricted cash, federal funds sold, and securities purchased under resale agreements or similar arrangements, and loans held-for-sale ("LHFS").
3 | Includes FF purchased, and securities loaned or sold under repurchase agreements
4 | Includes mezzanine equity
5 | Includes Federal Home Loan Bank ("FHLB") borrowings

Balance Sheet Trends | Assets

Loans & Leases ($B)



Loans HFS
Other
Residential
Leases
C&I and Other Commercial
CRE and Multifamily
Auto
$106
$104
$100
$100
$97
7
13
18
19
45
4
1
7
13
17
19
45
2
1
7
12
16
18
44
2
1
6
11
16
19
45
2
1
6
10
16
19
43
2
2Q24
3Q24
4Q24
1Q25
2Q25

Q2 Recap ($B)

- Loans and leases down 8.5% YoY and 3.0% QoQ driven by lower auto originations, off-balance sheet securitizations, and portfolio sales
- Total loan yields increased YoY driven primarily by increases in Auto, reflecting our strategic focus on profitability over growth

Assets ($B)



Leases
Other Assets[1]
Cash
Investments
Gross Loans
$168
$168
$165
$172
$172
13
21
13
28
93
13
19
17
29
90
12
18
19
29
87
11
20
21
33
87
10
20
21
36
85
2Q24
3Q24
4Q24
1Q25
2Q25

Yield on Loans ($B)



20%
15%
10%
5%
0%
13.4%
12.2%
9.5%
5.3%
2Q19
4Q19
2Q20
4Q20
2Q21
4Q21
2Q22
4Q22
2Q23
4Q23
2Q24
4Q24
2Q25
Total commercial
Auto
Total consumer
Total loans

1 | Other assets includes securities purchased under repurchase agreements and LHFS

Balance Sheet Trends | Liabilities



Liabilities & Equity ($B)
NIBD[1]
Equity
Other Liabilities[2]
Borrowed Funds
IBD[3]
$168
15
18
29
44
62
2Q24
$168
15
18
28
44
63
3Q24
$165
15
18
25
44
63
4Q24
$172
14
18
30
45
65
1Q25
$172
14
18
32
42
66
2Q25



Deposits by Business
Other[4] 5%
Wealth Management 7%
CIB 5%
Commercial 17%
Consumer 66%



Deposits ($B)
Savings
IBD[3]
NIBD[1]
CDs
Money Market
$77
4
12
15
21
25
2Q24
$78
4
12
15
21
26
3Q24
$78
5
12
15
21
25
4Q24
$79
7
12
14
20
26
1Q25
$80
9
12
14
18
27
2Q25



Cost of Deposits ($B)
1.8%
2.2%
2.4%
2.6%
2.7%
2.8%
2.6%
2.5%
2.5%
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25

Santander

1 | Non-Interest-Bearing Deposits ("NIBD")
2 | Other liabilities include securities sold under repurchase agreements and trading liabilities
3 | Interest-Bearing Deposits ("IBD")
4 | Other consists of deposits related to certain of SHUSA's immaterial subsidiaries and corporate treasury deposits

Liquidity & Wholesale Funding

Borrowed Funds Profile | Balance ($B)

	Q2 2025	Q1 2025	Q2 2024	% Variance QoQ	% Variance YoY
SHUSA Unsecured Debt[1]	$ 14.2	$ 15.5	$ 12.5	(9%)	14%
SBNA Unsecured Debt[2]	-	-	2.0	-	-
FHLB	2.5	3.2	2.8	(22%)	(10%)
Credit-Linked Notes ("CLNs")	0.9	1.1	1.2	(12%)	(18%)
Third-Party Secured Funding[3]	3.8	3.2	3.7	19%	3%
Amortizing Notes	1.8	1.6	2.5	14%	(27%)
Securitizations	18.9	20.4	18.9	(8%)	(0%)
Total SHUSA Funding	42.1	45.0	43.5	(6%)	(3%)
Preferred Equity Issuance to Santander	$ 2.0	$ 2.0	$ 2.0	0%	0%

SBNA Contingent Liquidity ($B)



2Q25 Ratio: 164%
Cash and Immediately Available Sources of Liquidity
48.0
Liquidity from released govt. deposit collateral⁴ 2.5
Liquidity from unencumbered securities (5% haircut) 3.3
Discount window 10.7
Capacity at FHLB 13.1
Cash at Federal Reserve Bank ("FRB") 18.4
Q2 Uninsured Deposits
29.2

SBNA Deposits	Q1 2025	Q2 2025
SBNA Insured Deposits	64%	64%

Santander

1 | Includes the subordinated notes; includes BSI unsecured
2 | These notes are payable to SHUSA's parent company, Santander
3 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA's retail installment contracts ("RICs"), leased
4 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

Debt & TLAC

- SHUSA is SEC-registered and issues under the ticker symbol "SANUSA", with ratings for SHUSA of A-(Fitch)/Baa2(Moody's)/BBB+(S&P)
- SHUSA meets Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 26.4% TLAC, 10.3% eligible LTD and a CET1 ratio of 12.8%


SHUSA Debt Maturity Schedule ($B)
2025
$1.10
$1.10
4.50%
2026
$1.45
$0.95
3.24%
$0.50
5.81%
2027
$2.30
$1.05
4.40%
$0.50
6.12%
$0.75
6.89%
2028
$1.00
$1.00
2.49%
2029
$2.75
$0.85
5.47%
$0.40
5.92%
$1.00
6.50%
$0.50
6.57%
2030
$2.00
$1.00
5.35%
$1.00
6.17%
2031
$1.75
$0.50
2.88%
$0.75
5.74%
$0.50
7.66%
2032
$0.50
$0.50
7.18%
2035
$0.75
$0.75
6.34%
Perpetual
$2.00
$0.50
8.17%
$0.50
8.41%
$1.00
9.38%
Public issuance
Internal TLAC

Santander

1 | SHUSA must hold the higher of 18% of its risk-weighted assets ("RWAs") or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.

Capital Ratios

As of October 1st, 2024, SHUSA's current stress capital buffer ("SCB") requirement is 3.5%, resulting in an overall CET1 capital requirement of 8%. On June 27, 2025, the Federal Reserve informed SHUSA of its updated SCB requirement, which becomes effective on October 1, 2025. SHUSA's updated SCB will be 3.4% of its CET1, resulting in an overall CET1 capital requirement of 7.9%

CET1[1]



12.6%
12.7%
12.7%
12.5%
12.8%
Q224
3Q24
4Q24
1Q25
2Q25
CET1
AFS & HTM
Marked[2]
11.02%
11.42%
11.12%
11.01%
11.37%

Tier 1 Leverage Ratio[1]



9.9%
9.8%
9.3%
9.2%
9.4%
2Q24
3Q24
4Q24
1Q25
2Q25

Tier 1 Risk-Based Capital Ratio[1]



14.5%
14.6%
14.7%
14.3%
14.7%
2Q24
3Q24
4Q24
1Q25
2Q25

Total Risk-Based Capital Ratio[1]



16.6%
16.7%
16.8%
16.4%
16.8%
2Q24
3Q24
4Q24
1Q25
2Q25

Santander

1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income ("AOCI") in regulatory capital, but as a subsidiary of a global systemically important bank ("GSIB") we manage AOCI closely as it impacts regulatory capital at the global consolidated level

2 | Estimate considering the full liquidation value of available-for-sale ("AFS") of held-to-maturity ("HTM") securities, net of statutory tax (26%)

Index



Business Activities Overview

Consumer

- In addition to branch-based deposits, CBB attracts customers nationwide through its new digital banking platform, Openbank
- Market-leading full-spectrum auto lender

Openbank By Santander

Auto Relationships:

Preferred Lending	Pass-Through	Strategic
STELLANTIS	NISSAN	TESLA
MITSUBISHI MOTORS	CARMAX	mobilityworks
INEOS		enterprise
LOTUS		Santander

Commercial

Q2 CRE portfolio consists mostly of multifamily[1,2,3]

- C&I: Provides services to a range of commercial customers
- CRE: Primarily multifamily loans, and robust servicing fee income from FDIC joint venture



Other 5%
Industrial 6%
Retail 5%
Office 9%
Multifamily 52%
Multifamily Construction 23%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

Wealth Management

BSI leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego



Banking and Investment Services
Portfolio Advisory
Active Investment Services
Discretionary Portfolio Management
Banker
Client
Advisor

Santander

1 | Multifamily Construction is within "CRE" in SHUSA 10-Q . Total Multifamily for 10-Q = $9.53B and total other CRE = $8.98B.
2 | Excludes Commercial Vehicle Financing
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1 billion. The Structured LLC was established by the FDIC to hold and service a $9 billion portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

Consumer Activities | Auto & CBB

Income Statement Data

($M)	Q2 2025 Auto	Q2 2025 CBB	Q2 2024[1] Auto	Q2 2024[1] CBB	Total Consumer Activities YoY
Interest income	$ 1,607	$748	$ 1,595	$ 752	0.3%
Interest expense	683	376	672	376	1.0%
Fees and other income	70	73	45	69	25.4%
Lease income	419	-	559	-	(25.0%)
Credit loss expense/(benefit)	342	27	448	31	(23.0%)
Lease expense	339	-	430	-	(21.2%)
General, administrative and other expenses	300	371	328	355	(1.8%)
Income/(loss) before income taxes	432	46	322	60	25.1%

($B)	2025		2024		YoY
Total assets as of 6/30	$ 58	$ 9	$ 63	$ 11	(9.4%)

Loans and Deposits ($B)

	Q2 2025	Q2 2024[1]	YoY
Residential mortgages	$ 4.2	$ 4.6	(8.7%)
Home equity loans and lines of credit	1.9	2.3	(17.4%)
Auto loans	42.9	44.9	(4.5%)
Personal unsecured loans	1.6	3.4	(52.9)%
Total consumer loans[3]	50.6	55.2	(8.3%)
Total consumer deposits	$ 52.9	$ 48.1	10.0%

Auto Distribution by FICO® Segment[2]



>=640
600-639
<600
No FICO
14% 15% 21% 34% 38% 39% 41% 42% 42% 37%
17% 17% 18% 16% 16% 16% 17% 18% 19% 19%
53% 51% 51% 41% 38% 38% 35% 34% 33% 38%
16% 17% 11% 9% 9% 7% 7% 6% 6% 6%
2016 2017 2018 2019 2020 2021 2022 2023 2024 2Q25

Total Consumer Deposits ($M)



+10.1%
$48,069 $47,636 $49,255 $52,029 $52,916
$39,136 $39,016 $40,705 $43,496 $44,623
$8,933 $8,620 $8,550 $8,533 $8,293
Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025
IB demand deposits
NIB demand deposits

Santander

1 | Prior period data has been recast
2 | Auto loans excludes commercial fleet and LHFS
3 | Ending balance loans and leases held-for-investment ("HFI")

Commercial Activities | CRE, Multifamily, and C&I

Income Statement Data

($M)	Q2 2025 C&I	Q2 2025 CRE	Q2 2024[1] C&I	Q2 2024[1] CRE	Total Commercial Activities YoY
Interest income	$ 220	$ 366	$ 244	$ 389	(7.4%)
Interest expense	136	241	155	260	(9.2%)
Fees and other income	18	13	18	27	(31.1%)
Credit loss expense/(benefit)	(1)	6	(21)	33	(58.3%)
General, administrative and other expenses	47	41	49	37	2.3%
Income/(loss) before income taxes	55	92	79	86	(10.9%)

($B)	2025		2024		YoY
Total assets as of 6/30	$ 4	$ 23	$ 4	$ 24	(2.5%)

Loans and Deposits ($B)

	Q2 2025	Q2 2024[1]	YoY
CRE loans	$ 9.0	$ 9.0	-
C&I loans	8.0	10.6	(24.5%)
Multifamily loans	9.5	10.1	(5.9%)
Other commercial	7.9	7.4	6.8%
Total commercial loans[2]	34.4	37.1	(7.3%)
Total commercial deposits	$ 13.7	$ 13.3	3.0%

Q2 CRE Portfolio and Geographic Diversification



Industrial 6%
Other 5%
Retail 5%
Office 9%
Multifamily Construction 23%
Multifamily 52%
Other 42%
ALL ~ $18.5B
NY 28%
NJ 12%
MA 9%
TX 9%

Q2 Portfolio by Maturity and Interest Rate ($M)



$4
$3
$2
$1
$-
In One Year or Less
One to Five Years
Five+ Years
Fixed Rate CRE
Fixed Rate Multifamily
Variable Rate CRE
Variable Rate Multifamily

Santander

1 | Prior period data has been recast
2 | Ending balance loans and leases HFI

CIB & Wealth Management

CIB Income Statement Data

($M)	Q2 2025	Q2 2024[1]	YoY
Interest income	$ 767	$ 1,120	(31.5%)
Interest expense	692	1,094	(36.7%)
Fees and other income	161	185	(13.0%)
Credit loss expense/(benefit)	-	(9)	(100.0%)
General, administrative and other expenses	210	207	1.4%
Income/(loss) before income taxes	26	13	100.0%

($B)	2025	2024	YoY
Total assets as of 6/30	$ 32	$ 29	9.9%
Total deposits	4	4	7.5%

Wealth Income Statement Data

($M)	Q2 2025	Q2 2024[1]	YoY
Interest income	$ 86	$ 89	(3.4%)
Interest expense	35	36	(2.8%)
Fees and other income	97	76	27.6%
General, administrative and other expenses	67	63	6.3%
Income/(loss) before income taxes	82	66	24.2%
Asset and Wealth Management Fees	86	67	28.4%

($B)	2025	2024	YoY
Total assets as of 6/30	$ 8	$ 7	5.7%
Total deposits	6	5	3.4%

Santander

1 | Prior period data has been recast

Index



Loan Delinquency by Portfolio Class

Consumer | 30-89 Days Past Due[1]



15%
10%
5%
0%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer ²

Commercial | 30-89 Days Past Due[1]



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
CRE
C&I
Multifamily
Other Commercial ³

Consumer | 90+ Days Past Due[1]



4%
3%
2%
1%
0%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer ²

Commercial | 90+ Days Past Due[1]



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
CRE
C&I
Multifamily
Other Commercial ³

Santander

1 | Based on a percentage of financing receivables for their respective loan businesses
2 | Other consumer ($30.4M in Q2 2025) primarily includes recreational vehicle ("RV") and marine loans
3 | Other commercial ($7.9B in Q2 2025) includes commercial equipment vehicle financing leveraged leases and loans

Charge-offs and Recoveries by Portfolio Segment

Q2 Recap

- Consumer NCOs decreased QoQ and YoY, primarily due to seasonal recoveries, resilient consumer behavior, and enhanced servicing practices in Auto.

Charge-offs[1,2]



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25
Commercial
Consumer

Net charge-offs[1]



1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25
Commercial
Consumer

Recoveries[3]



120%
100%
80%
60%
40%
20%
0%
2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25
Commercial
Consumer

Santander

1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances
2 | Includes current period gross write-offs for Q2 2025 by portfolio segment
3 | Recoveries are based on a percentage of gross charge-offs

Rating Agencies

- In May 2025, Fitch affirmed SHUSA's senior unsecured debt ratings at 'A-' rating
- S&P and Moody's affirmed SHUSA's senior unsecured debt ratings in July and December 2024, respectively
- Outlook remains "stable" for all ratings and entities

SR. DEBT RATINGS BY SANTANDER ENTITY

Agency	Outlook	Entity	Rating
Fitch Ratings	Stable outlook (February 14, 2025)	Santander[1]	A+/A
		SHUSA	A-
		SBNA	A-
Moody's Ratings	Stable outlook (December 13, 2024)	Santander[1]	A2/Baa1
		SHUSA	Baa2
		SBNA[2]	Baa1
S&P Global Ratings	Stable outlook (July 26, 2024)	Santander[1]	A+/A-
		SHUSA	BBB+
		SBNA	A-

1 | Senior preferred debt / senior non-preferred debt
2 | SBNA long-term issuer rating

SHUSA | Quarterly Trended Statement Of Operations

($M)	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
Interest income	$ 3,505	$ 3,426	$ 3,281	$ 3,137	$ 3,182
Interest expense	(2,102)	(2,043)	(1,867)	(1,679)	(1,701)
Net interest income	1,403	1,383	1,414	1,458	1,481
Fees & other income	932	750	826	838	849
Other non-interest income	64	55	40	40	22
Net revenue	2,399	2,188	2,280	2,336	2,352
General, administrative, and other expenses	(1,553)	(1,596)	(1,567)	(1,527)	(1,444)
Credit losses expense/(benefit)	(481)	(431)	(620)	(426)	(373)
Income before taxes	365	161	93	383	535
Income tax (expense)/benefit	50	32	33	(17)	(37)
Net income / (loss)	415	193	126	366	498
NIM	3.9%	3.8%	3.8%	3.9%	3.9%

SHUSA | Non-GAAP Reconciliations – Income Statement Metrics

($M)`	2Q24	3Q24	4Q24	1Q25	2Q25
SHUSA Revenue					
Net Interest Income[1]	$ 1,403	$ 1,383	$ 1,414	$ 1,458	$ 1,481
Total Non-Interest Income[1]	996	805	866	878	871
Lease Expense[1]	(430)	(443)	(374)	(355)	(340)
Total Revenue[2]	1,969	1,745	1,906	1,981	2,012
SHUSA Non-Interest Income					
Total Non-Interest Income[1]	996	805	866	878	871
Lease Expense[1]	(430)	(443)	(374)	(355)	(340)
Non-Interest Income[2]	566	362	492	523	531
Net Lease Income					
Lease Income[1]	559	536	490	466	419
Lease Expense[1]	(430)	(443)	(374)	(355)	(340)
Net Lease Income[2]	129	93	116	111	79
SHUSA G&A and Other					
Total General, Administrative & Other Expenses[1]	1,553	1,596	1,566	1,527	1,444
Lease Expense[1]	(430)	(443)	(374)	(355)	(340)
General, Administrative & Other (Excl. Lease)[2]	1,123	1,153	1,193	1,172	1,104

Santander

1 | Represents US GAAP measure
2 | Represents non-US GAAP measure

SHUSA | Non-GAAP Reconciliations – Capital Metrics

($M)	2Q24	3Q24	4Q24	1Q25	2Q25
CET1 to risk-weighted assets					
CET1 capital	14,346	14,512	13,724	13,751	14,173
Risk-weighted assets	113,864	114,104	108,006	110,211	110,393
Ratio	*12.6%*	*12.7%*	*12.7%*	*12.5%*	*12.8%*
Tier 1 leverage					
Tier 1 capital	16,461	16,627	15,839	15,751	16,173
Avg total assets, leverage capital purposes	166,480	169,947	170,835	171,534	172,553
Ratio	*9.9%*	*9.8%*	*9.3%*	*9.2%*	*9.4%*
Tier 1 risk-based					
Tier 1 capital	16,461	16,627	15,839	15,751	16,173
Risk-weighted assets	113,864	114,104	108,006	110,211	110,393
Ratio	*14.5%*	*14.6%*	*14.7%*	*14.3%*	*14.7%*
Total risk-based					
Risk-based capital	18,871	19,021	18,177	18,093	18,501
Risk-weighted assets	113,864	114,104	108,006	110,211	110,393
Ratio	*16.6%*	*16.7%*	*16.8%*	*16.4%*	*16.8%*

Thank You.

Our purpose is to help people and businesses prosper.

Our culture is based on believing that everything we do should be:

Simple Personal Fair.

Santander

MEMBER OF
Dow Jones Sustainability Indices
In Collaboration with RobecoSAM

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